                                                                   EXHIBIT 10.37

                 AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER

         THIS AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER (this "Amendment") is made and entered into effective as of January 7, 1998, among OEI HOLDING CORPORATION, a Delaware corporation ("Newco"), UNITED MERIDIAN CORPORATION, a Delaware corporation ("UMC"), and OCEAN ENERGY, INC. a Delaware corporation ("OEI").

                                    RECITALS

         A. Newco, UMC and OEI have entered into that certain Agreement and Plan of Merger, dated as of December 22, 1997 (the "Merger Agreement").

         B. Newco, UMC and OEI desire to amend the Merger Agreement as set forth in this Amendment.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in the Merger Agreement and this Amendment, the parties hereto agree as follows:

         1. Amendment to Section 1.5(b) of the Merger Agreement. Section 1.5(b) of the Merger Agreement is hereby amended and restated in its entirety as follows:

                  "(b) Charter Documents. The Certificate of Merger for the Newco Merger shall provide that at the Newco Effective Time, the introductory paragraph to Section 4 of the certificate of incorporation of OEI shall be amended and restated in its entirety as set forth in EXHIBIT G hereto. At the Newco Effective Time, Sections 13 and 14 of
         Article III of the Amended and Restated Bylaws of OEI (the "OEI Bylaws") shall be amended and restated in their entirety as set forth on EXHIBIT A-1 hereto, and Articles V and VIII of the OEI Bylaws shall be amended and restated as set forth in EXHIBIT A-2 hereto. At the UMC Effective Time, the certificate of incorporation and bylaws of OEI, as in effect immediately prior to the UMC Effective Time, shall be the certificate of incorporation and bylaws, respectively, of OEI until thereafter changed or amended as provided therein or by applicable law."

         2. Deletion of Exhibit A to the Merger Agreement. Exhibit A attached to the Merger Agreement is hereby deleted in its entirety.

         3. Addition of Exhibits A-1, A-2 and G to the Merger Agreement. The Merger Agreement is hereby amended to add Exhibits A-1, A-2 and G thereto as set forth on EXHIBITS A-1, A-2 and G, respectively, attached hereto.

         4.       Amendment  to Section  1.7 of the  Merger  Agreement.  Section
1.7 of the Merger Agreement is hereby deleted in its entirety.

         5. Amendment to Exhibit E of the Merger Agreement. Exhibit E to the Merger Agreement is hereby amended and restated in its entirety as set forth on EXHIBIT E attached hereto.

         6. Amendment to Exhibit F of the Merger Agreement. Exhibit F to the Merger Agreement is hereby amended and restated in its entirety as set forth on EXHIBIT F attached hereto.

         7. Effect of Amendment. Except as amended by the foregoing, the Merger Agreement shall remain in full force and effect.

         8. Counterparts. This Amendment may be executed in any number of identical counterparts, each of which shall be deemed an original for all purposes.

            [The remainder of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, the parties have executed this Amendment as of January 7, 1998.

                                 OEI HOLDING CORPORATION


                                 By:      /s/ John B. Brock
                                    ------------------------------------------
                                 Name:    John B. Brock
                                 Title:   Chairman of the Board


                                 UNITED MERIDIAN CORPORATION


                                 By:      /s/ John B. Brock
                                    ------------------------------------------
                                 Name:    John B. Brock
                                 Title:   Chairman of the Board
                                          and Chief Executive Officer


                                 OCEAN ENERGY, INC.


                                 By:      /s/ James C. Flores
                                    ------------------------------------------
                                 Name:    James C. Flores
                                 Title:   Chairman or the Board, President and
                                          Chief Executive Officer

                          EXHIBIT A-1 TO AMENDMENT NO.1
                             TO THE MERGER AGREEMENT

                                                                     EXHIBIT A-1
                                                         TO THE MERGER AGREEMENT

                     AMENDMENTS TO ARTICLE III OF OEI BYLAWS

Committees of Directors

                  Section 13.

                  (a) In addition to the committees set forth in Section 14(a) of this Article III, the Board of Directors may, by resolution passed by a two-thirds vote of the entire Board of Directors, designate one or more additional committees, with each such committee consisting of one or more directors of the Corporation and having such powers and authority as the Board of Directors shall designate by such resolutions. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation (except pursuant to a resolution relating to the issuance of capital stock pursuant to Section 151 of Title 8 of the Delaware General Corporation Law); adopting an agreement of merger or consolidation; recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets; recommending to the stockholders the dissolution of the Corporation or a revocation of a dissolution; or amending the bylaws of the Corporation and, unless the resolution, certificate of incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such members as may be determined from time to time by resolution adopted by the Board of Directors.

                  (b) Any modification to the powers and authority of any committee shall require the adopting of a resolution by a two-thirds vote of the entire Board of Directors.

                  (c) All acts done by any committee within the scope of its powers and authority pursuant to these Bylaws and the resolutions adopted by the Board of Directors in accordance with the terms hereof shall be deemed to be, and may be certified as being, done or conferred under authority of the Board of Directors. The Secretary or any Assistant Secretary is empowered to certify that any resolutions duly adopted by any such committee is binding upon the Corporation and to execute and deliver such certifications from time to time as may be necessary or proper to conduct of the business of the Corporation.

                  (d) Regular meetings of committees shall be held at such times as may be determined by resolution of the Board of Directors or the committee in question and no notice shall be required for any regular meeting other than such resolution. A special meeting of any




                                     A-1-1
committee shall be called by resolution of the Board of Directors, or by the Secretary or an Assistant Secretary upon the request of the chairman or a majority of the members of any committee. Notice of special meetings shall be given to each member of the committee in the same manner as that provided for in
Article IV, Section 1 of these Bylaws.

                  (e) Each committee shall keep regular minutes of its meeting and report the same to the Board of Directors.

                  Section 14.

                  (a) The Corporation shall have four standing committees: the finance committee, the nominating committee, the audit committee and the compensation committee.

                           (1) The finance committee shall have those powers and authority as are delegated to it from time to time pursuant to a resolution passed by a two-thirds vote of the total number of directors fixed by the Board of Directors pursuant to Article III, Section 1 of these Bylaws which the Corporation would have if there were not vacancies (the "entire Board of Directors").

                           (2) The nominating committee shall have the following exclusive powers and authority: (i) evaluating and recommending director candidates to the Board of Directors, (ii) recommending director compensation and benefits philosophy for the Corporation,
         (iii) reviewing individual director performance as issues arise and
         (iv) periodically reviewing the Corporation's corporate governance profile.

                           (3) The audit committee shall have the following powers and authority: (i) employing independent public accountants to audit the books of account, accounting procedures and financial statements of the Corporation and to perform such other duties from time to time as the audit committee may prescribe, (ii) receiving the reports and comments of the Corporation's internal auditors and of the independent public accountants employed by the committee and to take such action with respect thereto as may seem appropriate, (iii) requesting the Corporation's consolidated subsidiaries and affiliated companies to employ independent public accountants to audit their respective books of account, accounting procedures and financial statements, (iv) requesting the independent public accountants to furnish to the compensation committee the certifications required under any present or future stock option, incentive compensation or employee benefit plan of the Corporation, (v) reviewing the adequacy of internal financial controls, (vi) approving the accounting principles employed in financial reporting, (vii) approving the appointment or removal of the Corporation's general auditor, and (viii) reviewing the accounting principles employed in financial reporting. None of the members of the audit committee shall be an officer or full-time employee of the Corporation or of any subsidiary or affiliate of the Corporation.

                           (4) The compensation committee shall have the following powers and authority: (i) determining and fixing the compensation for all senior officers of the



                                     A-1-2

         Corporation and those of its subsidiaries that the compensation committee shall from time to time consider appropriate, as well as all employees of the Corporation and its subsidiaries compensated at a rate in excess of such amount per annum as may be fixed or determined from time to time by the Board of Directors, (ii) performing the duties of the committees of the Board of Directors provided for in any present or future stock option, incentive compensation or employee benefit plan of the Corporation or, if the compensation committee shall so determine, any such plan of any subsidiary and (iii) reviewing the operations of and policies pertaining to any present or future stock option, incentive compensation or employee benefit plan of the Corporation or any subsidiary that the compensation committee shall from time to time consider appropriate.

                  (b) The Board of Directors may elect a secretary of any such committee. If the Board of Directors does not elect such a secretary, the committee shall do so. The secretary of any committee need not be a member of the committee, but shall be selected from a member of the staff of the office of the Secretary of the Corporation, unless otherwise provided by the Board of Directors or the committee, as applicable.

                  (c) Each member of any committee of the Board of Directors shall hold office until such member's successor is elected and has qualified, unless such member sooner dies, resigns or is removed. The number of directors which shall constitute any committee shall be determined by resolution adopted by the Board of Directors.

                  (d) The Board of Directors may remove a director from a committee or change the chairmanship of a committee by resolution adopted by the Board of Directors, provided that a resolution to remove John Brock or James C. Flores from a committee or the chairmanship of a committee shall require a two-thirds vote of the entire Board of Directors.

                  (e) The Board of Directors may designate one or more directors as alternate members of any committee to fill any vacancy on a committee and to fill a vacant chairmanship of a committee, occurring as a result of a member or chairman leaving the committee, whether through death, resignation, removal or otherwise.



                                     A-1-3

                         EXHIBIT A-2 TO AMENDMENT NO.1
                            TO THE MERGER AGREEMENT


                                                                     EXHIBIT A-2
                                                         TO THE MERGER AGREEMENT

                 AMENDMENTS TO ARTICLES V AND VIII OF OEI BYLAWS

                                    ARTICLE V

                                    OFFICERS

General

                  Section 1. The officers of the Corporation shall be elected by the Board of Directors and shall consist of a Chairman of the Board; a President and Chief Executive Officer (which shall be the same person holding both such offices); and may also consist of a Chief Operating Officer; a Chief Financial Officer; one or more vice presidents; a secretary; one or more assistant secretaries; a treasurer; one or more assistant treasurers; a controller; and such other officers as in the judgment of the Board of Directors may be necessary or desirable.

                  Section 2. All officers chosen by the Board of Directors shall have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article V. Such officers shall also have powers and duties as from time to time may be conferred by the Board of Directors or any committee thereof.

                  Section 3. Any number of officers may be held by the same person, unless otherwise prohibited by law, the certificate of incorporation or these Bylaws. The officers of the Corporation need not be stockholders or directors of the Corporation.

                  Section 4. The salaries of all officers and agents of the Corporation shall be fixed from time to time by the Board of Directors.

Election and Term of Office

                  Section 5. Subject to Section 15 of this Article V, the elected officers of the Corporation shall be elected annually by the Board of Directors at the regular meeting of the Board of Directors held after each annual meeting of the stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as convenient. Subject to Section 15 of this Article V, each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or be removed.



                                     A-2-1

Chairman of the Board

                  Section 6. The Chairman of the Board shall be a member of the Board of Directors and shall be an officer of the Corporation. The Chairman of the Board, if present, shall preside at all meetings of the Board of Directors.

Vice Chairman of the Board

                  Section 7. The Vice Chairman of the Board shall be a member of the Board of Directors and shall be an officer of the Corporation. The Vice Chairman of the Board shall have such duties and powers as shall be assigned to him from time to time by the President and Chief Executive Officer of the Corporation.

President and Chief Executive Officer

                  Section 8. Subject to the penultimate sentence of this Section, the offices of President and Chief Executive Officer shall be held by a single individual who is a member of the Board of Directors and such person shall be an officer of the Corporation. The President and Chief Executive Officer shall supervise, coordinate and manage the Corporation's business and activities and supervise, coordinate and manage its operating expenses and capital allocation, shall make recommendations as to compensation and benefits to the Compensation Committee of the Board of Directors with respect to the employees of the Corporation and its subsidiaries, shall have general authority to exercise all the powers necessary for the President and Chief Executive Officer of the Corporation and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these Bylaws, all in accordance with basic policies as established by and subject to the oversight of the Board of Directors. In the absence or disability of the Chairman of the Board, the duties of the Chairman of the Board shall be performed and the Chairman of the Board's authority may be exercised by the President and Chief Executive Officer, and in the event the President and Chief Executive Officer is absent or disabled, such duties shall be performed and such authority may be exercised by a director designated for this purpose by the Board of Directors. Notwithstanding the foregoing, the Board of Directors may designate the Chief Operating Officer, if one is so designated by the Board of Directors, as President of the Corporation provided that the duties and authority of the Chief Executive Officer are not materially diminished. The Vice Chairman and all executive vice presidents shall report directly to the Chief Executive Officer or such other officer of the Corporation that the President and Chief Executive Officer may designate.

Chief Financial Officer

                  Section 9. The Chief Financial Officer shall have responsibility for the financial affairs of the Corporation and shall exercise supervisory responsibility for the performance of the duties of the Treasurer and the Controller. The Chief Financial Officer shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these Bylaws, all in accordance with basic policies as established by and subject to the oversight of the



                                     A-2-2

Board of the Directors, the Chairman and Chief Executive Officer and the President and Chief Operating Officer.

The Executive Vice Presidents, Senior Vice Presidents and Vice Presidents

                  Section 10. In the absence of the president or in the event of his inability or refusal to act, an executive vice president or, in the absence of an executive vice president, a senior vice president or a vice president (in either case in the order determined by the Board of Directors, or, if there be no such determination, then in the order of their election), shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions imposed upon the president. The executive vice presidents, senior vice presidents and vice presidents shall perform such other duties and have such other powers as the president or Board of Directors may from time to time prescribe.

The Secretary and the Assistant Secretary

                  Section 11. The secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or president, under whose supervision he shall be. He shall have custody of the corporate seal of the Corporation, if any such seal be adopted by resolution of the Board of Directors, and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his signature.

                  Section 12. The assistant secretary (or if there be more than one, the assistant secretaries in the order determined by the Board of Directors, or, if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

The Treasurer and Assistant Treasurer

                  Section 13. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as treasurer and of the financial condition of the Corporation.



                                     A-2-3

                  Section 14. The assistant treasurer (or, if there shall be more than one, the assistant treasurers in the order determined by the Board of Directors, or, if there be no such determination, then in the order of their election) shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

Certain Actions

                  Section 15. Notwithstanding anything to the contrary contained in these Bylaws, the removal of the current Chairman of the Board and President and Chief Executive Officer as of [DATE OF THE EFFECTIVE TIME], or any material modification to either of their respective roles, duties or authority shall require a two-thirds vote of the entire Board of Directors.


                                  ARTICLE VIII

                                   AMENDMENTS

                  Section 1. These Bylaws may be altered, amended or repealed, or new bylaws may be adopted by the affirmative vote of a majority of the entire Board of Directors at any meeting and without the consent or vote of the stockholders; provided, however, that the affirmative vote of no less than two-thirds of the entire Board of Directors is required to alter, amend or repeal the bylaws set forth in Article III, Sections 13 and 14, Article V,
Section 15 and this proviso. These Bylaws may be altered, amended or repealed, or new bylaws may be adopted by the stockholders at any regular meeting of the stockholders or at any special meeting of the stockholders, if notice of such alteration, amendment, repeal or adoption of new bylaws is contained in the notice of such meeting, by the holders of at least 66-2/3% of the total voting power of all shares of stock of the Corporation entitled to vote in the election of directors, considered for purposes of this Article VIII as one class.






                                     A-2-4

                           EXHIBIT E TO AMENDMENT NO.1
                             TO THE MERGER AGREEMENT

                                                                       EXHIBIT E
                                                         TO THE MERGER AGREEMENT

                              EMPLOYMENT AGREEMENT

         This Employment Agreement ("Agreement") is entered into effective as of [date of the Effective Time] (the "Effective Date") by and between Ocean Energy, Inc., a Delaware corporation ("Company"), and James C. Flores ("Employee").

         WHEREAS, the Company employs Employee and desires to continue such employment relationship and Employee desires to continue such employment;

         NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties, and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

         1. Employment. The Company hereby employs Employee, and Employee hereby accepts employment by the Company, on the terms and conditions set forth in this Agreement.

         2. Term of Employment. Subject to the provisions for earlier termination provided in the Agreement, the term of this Agreement (the "Term") shall commence on the Effective Date and shall terminate on the third anniversary of the Effective Date; provided, however, commencing on the Effective Date and on each day thereafter, the Term shall automatically be extended one additional day unless the Board of Directors of the Company (the "Board") shall give written notice to Employee that the Term shall cease to be so extended as of a specified future date, in which event the Agreement shall terminate on the third anniversary of the specified future date. Notwithstanding any provision of this Agreement to the contrary, termination of this Agreement shall not alter or impair any rights or benefits of Employee (or Employee's estate or beneficiaries) that have arisen under this Agreement on or prior to such termination.

         3. Employee's Duties. During the Term, Employee shall serve as the Chief Executive Officer and President of the Company, with such customary duties and responsibilities as may from time to time be assigned to him by the Board, provided that such duties are at all times consistent with the duties of such positions. Employee shall report directly to the Board. All other employees of the Company shall report to Employee.

         Employee agrees to devote his full attention and time during normal business hours to the business and affairs of the Company and to use reasonable best efforts to perform faithfully and efficiently such duties and responsibilities. Notwithstanding the foregoing, during the Term Employee may engage in the following activities so long as they do not interfere in any material respect with the performance of Employee's duties and responsibilities hereunder: (i) serve on corporate, civic or charitable boards or committees,
(ii) deliver lectures, fulfill speaking
engagements or teach on a part-time basis at educational institutions, and (iii) manage his personal investments; provided, however, in no event shall the conduct of any of such activities by Employee be deemed to materially interfere with Employee's duties hereunder until Employee has been notified in writing thereof by the Board and given a reasonable period in which to cure such interference.

                  The Company agrees to use its reasonable best efforts to cause Employee to be elected or appointed, or re-elected or re-appointed, as a director of the Company at all times during the Term.

         4. Base Compensation. For services rendered by Employee under this Agreement the Company shall pay to Employee a base salary ("Base Compensation") of $600,000 per annum payable in accordance with the Company's customary payroll practice for its senior executive officers. The amount of Base Compensation shall be reviewed periodically by the Board and may be increased from time to time as the Board may deem appropriate. Base Compensation, as in effect at any time, may not be decreased.

         5. Annual Bonus. In addition to his Base Compensation, Employee shall be eligible to receive each year during the Term, a cash incentive payment in an amount equal to 200% of Employee's Base Compensation (the "Target Bonus"). The amount of the Target Bonus earned for any year shall be determined by the Compensation Committee of the Board based on Employee's individual performance and the performance by the Company.

         6. Other Benefits. Employee shall be entitled to participate in all incentive compensation plans and to receive all fringe benefits and perquisites offered by the Company to any of its senior executive officers, including, without limitation, participation in the various employee benefit plans or programs provided to the employees of the Company in general, subject to the regular eligibility requirements with respect to each of such benefit plans or programs, and such other benefits or prerequisites as may be approved by the Board during the Term, all on a basis at least as favorable to Employee as may be provided or offered to any other senior executive officer of the Company.

                  In addition, and not in limitation of the foregoing, Employee shall be entitled to the following:

                  (a) Business Expenses. The Company shall reimburse Employee for all business expenses reasonably incurred by Employee in the performance of his duties. It is understood that Employee is authorized to incur reasonable business expenses for promoting the business of the Company, including reasonable expenditures for travel, lodging, meals and client or business associate entertainment. Request for reimbursement for such expenses must be accompanied by appropriate documentation.

                  (b) Automobile. The Company shall either provide Employee with an automobile of a make and model selected by Employee or promptly reimburse Employee in full for his cost of leasing or purchasing an automobile. In addition, the Company shall pay or reimburse Employee for all reasonable costs and expenses associated with the use, maintenance, insurance and repair of such automobile.

                  (c) Clubs. The Company shall reimburse Employee for the cost and expenses (including initiation fees, assessments and annual dues) of such social clubs and business clubs as Employee determines, in his good faith opinion, to be helpful or appropriate to the performance of his duties.

                  (d) Relocation Expenses. In conjunction with Employee's relocation of his principal residence to the greater Houston, Texas metropolitan area, the Company shall reimburse Employee for all out-of-pocket expenses involved in such move, including, without limitation, packing and transport of personal, family, and household goods and vehicles by suitable service providers, for any brokerage fees for the sale or purchase of any residences, of any loss of economic value occasioned by the timing of the sale or by Employee's inability to recover monies invested in any personal residence sold, temporary housing costs in suitable alternative housing, all utility severance and hook-up costs, and any other relocation expenses, all such sums to be grossed-up for the impact of any federal, state or local taxes levied against Employee for such portions of such reimbursement as shall be taxable and non-deductible to Employee.

         7. Termination. This Agreement may be terminated prior to the end of its Term as set forth below.

                  (a) Resignation. Employee may resign his position at any time. In the event of such resignation, except in the case of resignation for Good Reason (as defined below), Employee shall not be entitled to further compensation pursuant to this Agreement.

                  (b) Death. If Employee's employment is terminated due to his death, this Agreement shall terminate and the Company shall have no obligations to his legal representatives with respect to this Agreement other than the payment of any compensation which had accrued hereunder at the date of Employee's death.

                  (c)    Discharge.

                         (i) The Company may terminate this Agreement and
                  Employee's employment for any reason deemed sufficient by the Company upon notice as provided in Section 10. However, in the event that Employee's employment is terminated during the Term by the Company for any reason other than his Misconduct or Disability (as such terms are defined below), then, subject to
                  Section 7(h) below: (A) within five business days of the Date of Termination, the Company shall pay to Employee a lump sum amount in cash equal to three times the sum of (1) Employee's Base Compensation and (2) Employee's Target Bonus; (B) for the 36-month period after such Date of Termination the Company, at its sole expense, shall continue to provide or arrange to provide Employee (and Employee's dependents) with health insurance benefits no less favorable than the health plan benefits provided by the Company (or any successor) during such 36-month period to any senior executive officer of the Company; provided, further, to the extent the coverage or benefits received are taxable to Employee, the Company shall make Employee "whole" on a net after tax basis; and (C) on the Date of Termination all then outstanding Company stock-based awards of Employee, whether under this Agreement, a Company stock plan or otherwise, shall become immediately exercisable and payable in full, as the case may be, with any performance goals associated therewith being deemed to have been achieved at the maximum levels. Notwithstanding anything in this Agreement to the contrary, if any payment to Employee in respect of a Company stock-based award would give rise to a short-swing profit liability to Employee under Section 16(b) of the Securities Exchange Act of 1934, then both the payment and the entitlement to payment thereof shall automatically be deferred until the earliest date at which the payment of such benefit would not result in a short-swing profit liability to Employee.

                         (ii) Notwithstanding the foregoing provisions of this
                  Section 7, in the event Employee is terminated because of Misconduct, the Company shall have no obligations pursuant to this Agreement after the Date of Termination. As used herein, "Misconduct" means (a) the willful and continued failure by Employee to substantially perform his duties with the Company (other than any such failure resulting from Employee's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination by Employee for Good Reason), after a written demand for substantial performance is delivered to Employee by the Board, which demand specifically identifies the manner in which the Board believes that Employee has not substantially performed his duties, or (b) the willful engaging by Employee in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. For purposes hereof, no act, or failure to act, on Employee's part shall be deemed "willful" unless done, or omitted to be done, by Employee not in good faith and without reasonable belief that Employee's action or omission was in the best interest of the Company. Notwithstanding the foregoing, Employee shall not be deemed to have been terminated for Misconduct unless and until there shall have been delivered to Employee a copy of a resolution duly adopted by the affirmative vote of not less than two-thirds of the entire membership of the Board at a meeting of the Board called and held for such purpose, finding that in the good faith opinion of the Board Employee was guilty of conduct set forth above and specifying the particulars thereof in detail.

         (d)      Disability.

                         (i) If Employee shall have been absent from the
                  full-time performance of Employee's duties with the Company for six consecutive months as a result of Employee's incapacity due to physical or mental illness, as determined by Employee's physician, and within 30 days after written Notice of Termination is given by the Company Employee shall not have returned to the full-time performance of Employee's duties, Employee's employment may be terminated by the Company for "Disability", provided Employee is entitled to and receiving benefits under an insured long term disability plan of the Company. Thereafter, Employee shall not be entitled to further compensation pursuant to this Agreement.

                         (ii) If Employee fails during any period during the
                  Term to perform Employee's full-time duties with the Company as a result of incapacity due to physical or mental illness, as determined by Employee's physician, Employee shall continue to receive his Base Compensation, less any amount payable to Employee under a Company disability plan, and all other compensation and benefits during such period until this Agreement is terminated.

                  (e) Resignation for Good Reason. Employee shall be entitled to terminate his employment for Good Reason as defined herein. If Employee terminates his employment for Good Reason, Employee shall be entitled to the compensation and benefits provided in Paragraph
         7(c)(i) hereof. "Good Reason" shall mean (1) the breach of any of the Company's obligations under this Agreement without Employee's express written consent or (2) the occurrence of any of the following circumstances, as the case may be, without Employee's express written consent unless such breach or circumstances are fully corrected prior to the Date of Termination specified in the Notice of Termination pursuant to Subsection 7(f) given in respect thereof:

                         (i) the assignment by the Board to Employee of any
                  duties that, in the good faith opinion of Employee, are inconsistent with Employee's positions with the Company, or an adverse alteration (as determined in good faith by Employee) in the nature or status of Employee's office, title, responsibilities, including reporting responsibilities, or the conditions of Employee's employment from those in effect immediately prior to such alteration;

                         (ii) the failure by the Company to continue in effect
                  any compensation plan in which Employee participates that is material to Employee's total compensation unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue Employee's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable to Employee, both in terms of the amount of benefits provided and the level of Employee's participation relative to other participants;

                         (iii) the taking of any action by the Company which
                  would directly or indirectly materially reduce or deprive Employee of any material fringe benefit then enjoyed by Employee;

                         (iv) the failure of the Company to obtain a
                  satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 12 hereof;

                         (v) the relocation of the Company's principal
                  executive offices outside the greater Houston, Texas metropolitan area, or the Company's requiring Employee to relocate anywhere other than the location of the Company's principal executive offices, except for required travel on the Company's business to an extent substantially consistent with Employee's past business travel obligations; or

                         (vi) any purported termination of Employee's
                  employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection (f) hereof, which purported termination shall not be effective for purposes of this Agreement.

                  Employee's right to terminate employment pursuant to this subsection shall not be affected by Employee's incapacity due to physical or mental illness. In addition, Employee's continued employment following any event, act or omission, regardless of the length of such continued employment, shall not constitute Employee's consent to, or a waiver of Employee's rights with respect to, such event, act or omission constituting a Good Reason circumstance hereunder.

                  (f) Notice of Termination. Any purported termination of Employee's employment by the Company or by Employee shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 10 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall set forth in reasonable detail the reason for termination of Employee's employment, or in the case of resignation for Good Reason, said notice must specify in reasonable detail the basis for such resignation. No purported termination which is not effected pursuant to this Section 7(f) shall be effective.

                  (g) Date of Termination, Etc. "Date of Termination" shall mean the date specified in the Notice of Termination. Either party may, within 15 days after any Notice of Termination is given, provide notice to the other party pursuant to Section 10 hereof that a dispute exists concerning the termination. Notwithstanding the pendency of any such dispute, the Company will continue to pay Employee his full Base Compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, Base Compensation) and continue Employee as a participant in all compensation, benefit and insurance plans in which Employee was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with Section 16 hereof, but in no event past the expiration date of this Agreement. Any payments and benefits provided during such period of dispute shall not reduce any other payments or benefits due Employee under this Agreement nor shall Employee be liable to repay the Company for such payments and benefits if it is finally determined the Employee is not entitled to payments under the other provisions of this Agreement following Employee's termination of employment.

                  (h) Mitigation. Employee shall not be required to mitigate the amount of any payment or benefit provided for in this Section 7 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation or benefit earned by Employee as a result of employment by another employer, self-employment earnings, by retirement benefits, by offset against any amount claimed to be owing by Employee to the Company, or otherwise, except that any cash severance amount payable to Employee pursuant to a Company maintained severance plan or policy for employees in general shall reduce the amount otherwise payable to Employee pursuant to Section 7(c)(i)(A).

                  (i) Gross-Up of Parachute Payments. If, during the Term, any payment, including without limitation any imputed income, made or benefit provided to or on behalf of Employee, including any accelerated vesting or any deferred compensation or other award, in connection with a "change in control" of the Company, whether or not made or provided pursuant to this Agreement, results in Employee being subject to the excise tax imposed by section 4999 of the Internal Revenue Code of 1986, as amended (or any successor or similar provision), the Company shall pay Employee an additional amount of cash (the "Additional Amount") such that the net amount of all payments and benefits received by Employee after paying all applicable taxes thereon, including on such Additional Amount, shall be equal to the net after-tax amount of payments and benefits that Employee would have received if section 4999 were not applicable.

         8. Non-exclusivity of Rights. Nothing in this Agreement shall prevent or limit Employee's continuing or future participation in any benefit, bonus, incentive or other plan or program provided by the Company or any of its affiliated companies and for which Employee may qualify, nor shall anything herein limit or otherwise adversely affect such rights as Employee may have under any stock option or other agreements with the Company or any of its affiliated companies.

         9. Assignability. The obligations of Employee hereunder are personal and may not be assigned or delegated by him or transferred in any manner whatsoever, nor are such obligations subject to involuntary alienation, assignment or transfer. The Company shall have the right to assign this Agreement and to delegate all rights, duties and obligations hereunder, either in whole or in part, to any parent, affiliate, successor or subsidiary organization or company of the Company, provided that no such assignment or delegation shall relieve the Company of its duties and obligations hereunder nor affect the rights of Employee hereunder.

         10. Notice. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when personally delivered, sent by overnight courier or by facsimile with confirmation of receipt or on the third business day after being mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the Company at its principal office address and facsimile number, directed to the attention of the Board with a copy to the Secretary of the Company, and to Employee at Employee's residence address and facsimile number on the records of the Company or to such other address as either party may have furnished to the other in writing in accordance herewith except that notice of change of address shall be effective only upon receipt.

         11. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

         12.      Successors; Binding Agreement.

         (a) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and assets of the Company ("Successor") or any corporation which becomes the ultimate parent corporation of the Company or any such Successor ("Ultimate Parent") to expressly assume and agree in writing satisfactory to the Employee to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such written agreement prior to the effectiveness of any such succession or creation of the parent corporation relationship shall be a breach of this Agreement and shall entitle Employee to compensation and benefits from the Company in the same amount and on the same terms as he would be entitled to hereunder if he terminated his employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession (or creation of the parent corporation relationship) becomes effective shall be deemed the Date of Termination. As used in this Agreement, including, without limitation, in Section 3, the term "Company" shall include any Successor and Ultimate Parent which executes and delivers the Agreement as provided for in this Section 12 or which otherwise becomes bound by all terms and provisions of this Agreement by operation of law.

         (b) This Agreement and all rights of Employee hereunder shall inure to the benefit of and be enforceable by Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

         13. Indemnification. During the Term and for a period of six years thereafter, the Company shall cause Employee to be covered by and named as an insured under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with service as an officer or director of the Company or service in other capacities at the request of the Company. The coverage provided to Employee pursuant to this Section 8 shall be of a scope and on terms and conditions at least as favorable as the most favorable coverage provided to any other officer or director of the Company (or any successor).

                  In addition, to the maximum extent permitted under applicable law, during the Term and for a period of six years thereafter, the Company shall indemnify Employee against and hold Employee harmless from any costs, liabilities, losses and exposures for Employee's services as an employee, officer and director of the Company (or any successor).

         14. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Employee and such officer as may be specifically authorized by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or in compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. This Agreement is an integration of the parties agreement; no agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Texas.

         15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         16. Arbitration. Employee shall be permitted (but not required) to elect that any dispute or controversy arising under or in connection with this Agreement be settled by arbitration in the city in which Employee resides at such time in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction. All legal fees and costs incurred by Employee in connection with the resolution of any dispute or controversy under or in connection with this Agreement shall be paid by the Company as bills for such services are presented by Employee to the Company.

         17. Prior Employment Agreement. This Agreement supersedes and replaces in full any existing employment agreement (written or oral) between the parties.

         IN WITNESS WHEREOF, the parties have executed this Agreement on ___________, 1998, effective for all purposes as provided above.

                                        OCEAN ENERGY, INC.

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                                 Chairman of the Compensation
                                                 Committee of the Board

                                        EMPLOYEE

                                        ----------------------------------------
                                        James C. Flores

                           EXHIBIT F TO AMENDMENT NO.1
                             TO THE MERGER AGREEMENT

                                                                       EXHIBIT F
                                                         TO THE MERGER AGREEMENT

                              EMPLOYMENT AGREEMENT

         This Employment Agreement ("Agreement") is entered into effective as of [date of the Effective Time] (the "Effective Date") by and between Ocean Energy, Inc., a Delaware corporation ("Company"), and John B. Brock ("Employee").

         WHEREAS, the Company employs Employee and desires to continue such employment relationship and Employee desires to continue such employment;

         NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties, and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

         1. Employment. The Company hereby employs Employee, and Employee hereby accepts employment by the Company, on the terms and conditions set forth in this Agreement.

         2. Term of Employment. Subject to the provisions for earlier termination provided in the Agreement, the term of this Agreement (the "Term") shall commence on the Effective Date and shall terminate on the third anniversary of the Effective Date; provided, however, commencing on the Effective Date and on each day thereafter, the Term shall automatically be extended one additional day unless the Board of Directors of the Company (the "Board") shall give written notice to Employee that the Term shall cease to be so extended as of a specified future date, in which event the Agreement shall terminate on the third anniversary of the specified future date. Notwithstanding any provision of this Agreement to the contrary, termination of this Agreement shall not alter or impair any rights or benefits of Employee (or Employee's estate or beneficiaries) that have arisen under this Agreement on or prior to such termination.

         3. Employee's Duties. During the Term, Employee shall assume and discharge the responsibilities of the Chairman of the Board, as well as such other responsibilities as may be assigned to him by the Board; provided that such duties are at all times consistent with the duties of such positions.

         Employee agrees to devote his full attention and time during normal business hours to the business and affairs of the Company and to use reasonable best efforts to perform faithfully and efficiently such duties and responsibilities. Notwithstanding the foregoing, during the Term, Employee may engage in the following activities so long as they do not interfere in any material respect with the performance of Employee's duties and responsibilities hereunder: (i) serve on corporate, civic or charitable boards or committees,
(ii) deliver lectures, fulfill speaking engagements or teach on a part-time basis at educational institutions, and (iii) manage his personal investments; provided, however, in no event shall the conduct of any of such activities by Employee be deemed to materially interfere with Employee's duties hereunder until Employee has been notified in writing thereof by the Board and given a reasonable period in which to cure such interference.

                  The Company agrees to use its reasonable best efforts to cause Employee to be elected or appointed, or re-elected or re-appointed, as a director of the Company at all times during the Term.

         4. Base Compensation. For services rendered by Employee under this Agreement the Company shall pay to Employee a base salary ("Base Compensation") of $475,000 per annum payable in accordance with the Company's customary payroll practice for its senior executive officers. The amount of Base Compensation shall be reviewed periodically by the Board and may be increased from time to time as the Board may deem appropriate. Base Compensation, as in effect at any time, may not be decreased.

         5. Annual Bonus. In addition to his Base Compensation, Employee shall be eligible to receive each year during the Term, a cash incentive payment in an amount equal to 200% of Employee's Base Compensation (the "Target Bonus"). The amount of the Target Bonus earned for any year shall be determined by the Compensation Committee of the Board based on Employee's individual performance and the performance by the Company.

         6. Other Benefits. Employee shall be entitled to participate in all incentive compensation plans and to receive all fringe benefits and perquisites offered by the Company to any of its senior executive officers, including, without limitation, participation in the various employee benefit plans or programs provided to the employees of the Company in general, subject to the regular eligibility requirements with respect to each of such benefit plans or programs, and such other benefits or prerequisites as may be approved by the Board during the Term, all on a basis at least as favorable to Employee as may be provided or offered to any other senior executive officer of the Company.

         7. Termination. This Agreement may be terminated prior to the end of its Term as set forth below.

                  (a) Resignation. Employee may resign his position at any time. In the event of such resignation, except in the case of resignation for Good Reason (as defined below), Employee shall not be entitled to further compensation pursuant to this Agreement.

                  (b) Death. If Employee's employment is terminated due to his death, this Agreement shall terminate and the Company shall have no obligations to his legal representatives with respect to this Agreement other than the payment of any compensation which had accrued hereunder at the date of Employee's death.

                  (c)    Discharge.

                         (i) The Company may terminate this Agreement and
                  Employee's employment for any reason deemed sufficient by the Company upon notice as provided in Section 10. However, in the event that Employee's employment is terminated during the Term by the Company for any reason other than his Misconduct or Disability (as such terms are defined below), then, subject to
                  Section 7(h) below: (A) within five business days of the Date of Termination, the Company shall pay to Employee a lump sum amount in cash equal to three times the sum of (1) Employee's Base Compensation and (2) Employee's Target Bonus; (B) for the 36-month period after such Date of Termination the Company, at its sole expense, shall continue to provide or arrange to provide Employee (and Employee's dependents) with health insurance benefits no less favorable than the health plan benefits provided by the Company (or any successor) during such 36-month period to any senior executive officer of the Company; provided, further, to the extent the coverage or benefits received are taxable to Employee, the Company shall make Employee "whole" on a net after tax basis; and (C) on the Date of Termination all then outstanding Company stock-based awards of Employee, whether under this Agreement, a Company stock plan or otherwise, shall become immediately exercisable and payable in full, as the case may be, with any performance goals associated therewith being deemed to have been achieved at the maximum levels. Notwithstanding anything in this Agreement to the contrary, if any payment to Employee in respect of a Company stock-based award would give rise to a short-swing profit liability to Employee under Section 16(b) of the Securities Exchange Act of 1934, then both the payment and the entitlement to payment thereof shall automatically be deferred until the earliest date at which the payment of such benefit would not result in a short-swing profit liability to Employee.

                         (ii) Notwithstanding the foregoing provisions of this
                  Section 7, in the event Employee is terminated because of Misconduct, the Company shall have no obligations pursuant to this Agreement after the Date of Termination. As used herein, "Misconduct" means (a) the willful and continued failure by Employee to substantially perform his duties with the Company (other than any such failure resulting from Employee's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination by Employee for Good Reason), after a written demand for substantial performance is delivered to Employee by the Board, which demand specifically identifies the manner in which the Board believes that Employee has not substantially performed his duties, or (b) the willful engaging by Employee in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. For purposes hereof, no act, or failure to act, on Employee's part shall be deemed "willful" unless done, or omitted to be done, by Employee not in good faith and without reasonable belief that Employee's action or omission was in the best interest of the Company. Notwithstanding the foregoing, Employee shall not be deemed to have been terminated for Misconduct unless and until there shall have been delivered to Employee a copy of a resolution duly adopted by the affirmative vote of not less than two-thirds of the entire membership of the Board at a meeting of the Board called and held for such purpose, finding that in the good faith opinion of the Board Employee was guilty of conduct set forth above and specifying the particulars thereof in detail.

         (d)      Disability.

                         (i) If Employee shall have been absent from the
                  full-time performance of Employee's duties with the Company for six consecutive months as a result of Employee's incapacity due to physical or mental illness, as determined by Employee's physician, and within 30 days after written Notice of Termination is given by the Company Employee shall not have returned to the full-time performance of Employee's duties, Employee's employment may be terminated by the Company for "Disability", provided Employee is entitled to and receiving benefits under an insured long term disability plan of the Company. Thereafter, Employee shall not be entitled to further compensation pursuant to this Agreement.

                         (ii) If Employee fails during any period during the
                  Term to perform Employee's full-time duties with the Company as a result of incapacity due to physical or mental illness, as determined by Employee's physician, Employee shall continue to receive his Base Compensation, less any amount payable to Employee under a Company disability plan, and all other compensation and benefits during such period until this Agreement is terminated.

                  (e) Resignation for Good Reason. Employee shall be entitled to terminate his employment for Good Reason as defined herein. If Employee terminates his employment for Good Reason, Employee shall be entitled to the compensation and benefits provided in Paragraph
         7(c)(i) hereof. "Good Reason" shall mean (1) the breach of any of the Company's obligations under this Agreement without Employee's express written consent or (2) the occurrence of any of the following circumstances, as the case may be, without Employee's express written consent unless such breach or circumstances are fully corrected prior to the Date of Termination specified in the Notice of Termination pursuant to Subsection 7(f) given in respect thereof:

                         (i) the assignment by the Board to Employee of any
                  duties that, in the good faith opinion of Employee, are inconsistent with Employee's positions with the Company, or an adverse alteration (as determined in good faith by Employee) in the nature or status of Employee's office, title, responsibilities, including reporting responsibilities, or the conditions of Employee's employment from those in effect immediately prior to such alteration;

                         (ii) the failure by the Company to continue in effect
                  any compensation plan in which Employee participates that is material to Employee's total compensation unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue Employee's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable to Employee, both in terms of the amount of benefits provided and the level of Employee's participation relative to other participants;

                         (iii) the taking of any action by the Company which
                  would directly or indirectly materially reduce or deprive Employee of any material fringe benefit then enjoyed by Employee;

                         (iv) the failure of the Company to obtain a
                  satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 12 hereof;

                         (v) the relocation of the Company's principal
                  executive offices outside the greater Houston, Texas metropolitan area, or the Company's requiring Employee to relocate anywhere other than the location of the Company's principal executive offices, except for required travel on the Company's business to an extent substantially consistent with Employee's past business travel obligations; or

                         (vi) any purported termination of Employee's
                  employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection (f) hereof, which purported termination shall not be effective for purposes of this Agreement.

                  Employee's right to terminate employment pursuant to this subsection shall not be affected by Employee's incapacity due to physical or mental illness. In addition, Employee's continued employment following any event, act or omission, regardless of the length of such continued employment, shall not constitute Employee's consent to, or a waiver of Employee's rights with respect to, such event, act or omission constituting a Good Reason circumstance hereunder.

                  (f) Notice of Termination. Any purported termination of Employee's employment by the Company or by Employee shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 10 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall set forth in reasonable detail the reason for termination of Employee's employment, or in the case of resignation for Good Reason, said notice must specify in reasonable detail the basis for such resignation. No purported termination which is not effected pursuant to this Section 7(f) shall be effective.

                  (g) Date of Termination, Etc. "Date of Termination" shall mean the date specified in the Notice of Termination. Either party may, within 15 days after any Notice of Termination is given, provide notice to the other party pursuant to Section 10 hereof that a dispute exists concerning the termination. Notwithstanding the pendency of any such dispute, the Company will continue to pay Employee his full Base Compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, Base Compensation) and continue Employee as a participant in all compensation, benefit and insurance plans in which Employee was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with Section 16 hereof, but in no event past the expiration date of this Agreement. Any payments and benefits provided during such period of dispute shall not reduce any other payments or benefits due Employee under this Agreement nor shall Employee be liable to repay the Company for such payments and benefits if it is finally determined the Employee is not entitled to payments under the other provisions of this Agreement following Employee's termination of employment.

                  (h) Mitigation. Employee shall not be required to mitigate the amount of any payment or benefit provided for in this Section 7 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation or benefit earned by Employee as a result of employment by another employer, self-employment earnings, by retirement benefits, by offset against any amount claimed to be owing by Employee to the Company, or otherwise, except that any cash severance amount payable to Employee pursuant to a Company maintained severance plan or policy for employees in general shall reduce the amount otherwise payable to Employee pursuant to Section 7(c)(i)(A).

                  (i) Gross-Up of Parachute Payments. If, during the Term, any payment, including without limitation any imputed income, made or benefit provided to or on behalf of Employee, including any accelerated vesting or any deferred compensation or other award, in connection with a "change in control" of the Company, whether or not made or provided pursuant to this Agreement, results in Employee being subject to the excise tax imposed by section 4999 of the Internal Revenue Code of 1986, as amended (or any successor or similar provision), the Company shall pay Employee an additional amount of cash (the "Additional Amount") such that the net amount of all payments and benefits received by Employee after paying all applicable taxes thereon, including on such Additional Amount, shall be equal to the net after-tax amount of payments and benefits that Employee would have received if section 4999 were not applicable.

         8. Non-exclusivity of Rights. Nothing in this Agreement shall prevent or limit Employee's continuing or future participation in any benefit, bonus, incentive or other plan or program provided by the Company or any of its affiliated companies and for which Employee may qualify, nor shall anything herein limit or otherwise adversely affect such rights as Employee may have under any stock option or other agreements with the Company or any of its affiliated companies.

         9. Assignability. The obligations of Employee hereunder are personal and may not be assigned or delegated by him or transferred in any manner whatsoever, nor are such obligations subject to involuntary alienation, assignment or transfer. The Company shall have the right to assign this Agreement and to delegate all rights, duties and obligations hereunder, either in whole or in part, to any parent, affiliate, successor or subsidiary organization or company of the Company, provided that no such assignment or delegation shall relieve the Company of its duties and obligations hereunder nor affect the rights of Employee hereunder.

         10. Notice. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when personally delivered, sent by overnight courier or by facsimile with confirmation of receipt or on the third business day after being mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the Company at its principal office address and facsimile number, directed to the attention of the Board with a copy to the Secretary of the Company, and to Employee at Employee's residence address and facsimile number on the records of the Company or to such other address as either party may have furnished to the other in writing in accordance herewith except that notice of change of address shall be effective only upon receipt.

         11. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

         12.      Successors; Binding Agreement.

         (a) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and assets of the Company ("Successor") or any corporation which becomes the ultimate parent corporation of the Company or any such Successor ("Ultimate Parent") to expressly assume and agree in writing satisfactory to the Employee to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such written agreement prior to the effectiveness of any such succession or creation of the parent corporation relationship shall be a breach of this Agreement and shall entitle Employee to compensation and benefits from the Company in the same amount and on the same terms as he would be entitled to hereunder if he terminated his employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession (or creation of the parent corporation relationship) becomes effective shall be deemed the Date of Termination. As used in this Agreement, including, without limitation, in Section 3, the term "Company" shall include any Successor and Ultimate Parent which executes and delivers the Agreement as provided for in this Section 12 or which otherwise becomes bound by all terms and provisions of this Agreement by operation of law.

         (b) This Agreement and all rights of Employee hereunder shall inure to the benefit of and be enforceable by Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

         13. Indemnification. During the Term and for a period of six years thereafter, the Company shall cause Employee to be covered by and named as an insured under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with service as an officer or director of the Company or service in other capacities at the request of the Company. The coverage provided to Employee pursuant to this Section 8 shall be of a scope and on terms and conditions at least as favorable as the most favorable coverage provided to any other officer or director of the Company (or any successor).

                  In addition, to the maximum extent permitted under applicable law, during the Term and for a period of six years thereafter, the Company shall indemnify Employee against and hold Employee harmless from any costs, liabilities, losses and exposures for Employee's services as an employee, officer and director of the Company (or any successor).

         14. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Employee and such officer as may be specifically authorized by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or in compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. This Agreement is an integration of the parties agreement; no agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Texas.

         15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         16. Arbitration. Employee shall be permitted (but not required) to elect that any dispute or controversy arising under or in connection with this Agreement be settled by arbitration in the city in which Employee resides at such time in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction. All legal fees and costs incurred by Employee in connection with the resolution of any dispute or controversy under or in connection with this Agreement shall be paid by the Company as bills for such services are presented by Employee to the Company.

         17. Prior Employment Agreement. This Agreement supersedes and replaces in full any existing employment agreement (written or oral) between the parties.

         IN WITNESS WHEREOF, the parties have executed this Agreement on ___________, 1998, effective for all purposes as provided above.

                                          OCEAN ENERGY, INC.


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                                   Chairman of the Compensation
                                                   Committee of the Board


                                          EMPLOYEE

                                          --------------------------------------
                                          John B. Brock

                           EXHIBIT G TO AMENDMENT NO.1
                             TO THE MERGER AGREEMENT

                                                                       EXHIBIT G
                                                         TO THE MERGER AGREEMENT

                          AMENDMENT TO OEI CERTIFICATE


                  "4.    The total number of shares of stock which the
Corporation shall have the authority to issue is two hundred sixty million (260,000,000), consisting of ten million (10,000,000) shares of preferred stock, par value $.01 per share (hereinafter called "Preferred Stock"), and two hundred fifty million (250,000,000) shares of common stock, par value $.01 per share (hereinafter called "Common Stock")."



                                      G-1